U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 18, 2012

GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders of Greatbatch, Inc. was held on May 18, 2012. At the 2012 Annual Meeting, stockholders approved each of management’s proposals which consisted of (i) the election of eight (8) directors, all of whom were then serving as directors of Greatbatch, Inc., for a term of one (1) year and until their successors are elected and qualified; (ii) the re-approval of the Greatbatch, Inc. Executive Short Term Incentive Compensation Plan; (iii) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2012; and (iv) the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers.

The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.  The following table reflects the tabulation of the votes with respect to each director who was elected at the 2012 Annual Meeting:

Name:	Shares FOR:	Shares WITHHELD:	Broker NO VOTE:
Pamela G. Bailey	19,380,391	1,237,125	929,176
Anthony P.Bihl III	20,422,058	195,458	929,176
Thomas J. Hook	20,280,416	337,100	929,176
Kevin C. Melia	20,059,510	558,006	929,176
Dr. Joseph A. Miller, Jr.	20,404,145	213,371	929,176
Bill R. Sanford	20,279,971	377,545	929,176
Peter H. Soderberg	19,684,348	933,168	929,176
William B. Summers, Jr.	19,275,483	1,342,033	929,176

The following table reflects the tabulation of the votes with respect to the re-approval of the Greatbatch, Inc. Executive Short Term Incentive Compensation Plan:

Shares FOR:	19,011,346
Shares AGAINST:	1,543,997
Shares ABSTAINING:	62,173
Broker NO VOTE:	929,176

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2012:

Shares FOR:	21,164,810
Shares AGAINST:	357,037
Shares ABSTAINING:	24,845

The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers:

Shares FOR:	18,725,525
Shares AGAINST:	1,367,003
Shares ABSTAINING:	524,988
Broker NO VOTE:	929,176

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	May 21, 2012	GREATBATCH, INC.

		By:	/s/ Timothy G. McEvoy
Timothy G. McEvoy
Vice President, General Counsel & Secretary